Exhibit 10.2

ASSIGNMENT OF PURCHASE AGREEMENT

THIS ASSIGNMENT OF PURCHASE AGREEMENT is made and entered into as of this 14 day of May, 2014, by and between CARTER VALIDUS PROPERTIES, LLC, a Delaware limited liability company (“Assignor”), and DC-505 NORTH RAILROAD AVENUE, LLC, a Delaware limited liability company (“Assignee”).

RECITALS

A. Assignor is the Purchaser under that certain Purchase Agreement made by and between Ascent CH2, LLC, a Delaware limited liability company, as Seller, and Assignor, having an effective date of April 7, 2014 (the “Agreement”) relative to certain real property, together with Improvements, Intangible Property and Personal Property (as defined in the Agreement) located or necessary for the operations at 505 N. Railroad Avenue, Northlake, Illinois (the “Property”).

B. Assignor wishes to assign to Assignee all of its rights under the Agreement in return for Assignee’s agreement to assume all of Assignor’s obligations under the Agreement.

NOW, THEREFORE, for valuable consideration to Assignor in hand paid by Assignee, the receipt and sufficiency of which are hereby acknowledged by Assignor, the parties agree as follows:

Assignor does hereby sell, assign, transfer and deliver unto Assignee all of Assignor’s right, title and interest in and to the Agreement (including, without limitation, the rights of Assignor in all deposit monies paid by Assignor under the Agreement) regarding and relating to the Property which is the subject of the Agreement.

Assignee, by the acceptance hereof, hereby assumes all rights and obligations of Assignor as Purchaser under the Agreement and agrees to be bound by all of the terms and conditions of the Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Assignment as of the day and year first above written.

WITNESSES:		ASSIGNOR:

CARTER VALIDUS PROPERTIES, LLC, a Delaware limited liability company

/s/ Anatalia Sanchez		By:	/s/ Lisa Collado
Print Name:	Anatalia Sanchez	Name:	Lisa Collado
		Its:	Vice President
/s/ Miles Callahan
Print Name:	Miles Callahan	Date:	05/14/14

WITNESSES:		ASSIGNEE:

DC-505 NORTH RAILROAD AVENUE, LLC, a Delaware limited liability company

		By:	Carter/Validus Operating Partnership, LP a Delaware limited partnership, Its Sole Member

			By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, Its General Partner

/s/ Anatalia Sanchez				By:	/s/ Lisa A. Drummond
Print Name:	Anatalia Sanchez			Name:	Lisa A. Drummond
				Its:	Secretary
/s/ Miles Callahan
Print Name:	Miles Callahan			Date:	05/14/14